                                                                     Exhibit 5.2


                           [LETTERHEAD OF ASSOCIATES
                           FIRST CAPITAL CORPORATION]



                                                 March 19, 2001


Associates First Capital Corporation
250 East Carpenter Freeway
Irving, Texas  75062

Associates Corporation of North America
250 East Carpenter Freeway
Irving, Texas  75062

Ladies and Gentlemen:


           I am an Assistant General Counsel and Vice President of Associates First Capital Corporation, a Delaware corporation ("Associates"). Associates is the direct parent company of Associates Corporation of North America ("ACONA" and, together with Associates, the "Companies"). I refer to the proposed registration by Citicorp, a Delaware corporation, and the Companies under the Securities Act of 1933, as amended (the "Securities Act") of (i) the outstanding long-term debt securities of Associates and ACONA that are listed on Appendix I attached hereto (the "Outstanding Securities") and (ii) guarantees by Citicorp (the "Guarantees") of the payment of the principal of and interest on the Outstanding Securities.


           I, or attorneys under my supervision, have examined and am familiar with originals, or copies certified or otherwise identified to my satisfaction, of such corporate records of each of the Companies, certificates or documents as I have deemed appropriate as a basis for the opinion expressed below. In my examination, I (or such persons) have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me (or such persons) as originals, the conformity to original documents of all documents submitted to me (or such persons) as certified or photostatic copies and the authenticity of the originals of such copies.

           Based upon the foregoing and assuming that the notes representing the Outstanding Securities (the "Notes") have been duly authenticated by the appropriate trustee, and that the Notes were sold and delivered at the prices and in accordance with the terms set forth in the applicable registration statements and supplements to the prospectuses referred to therein, I am of the opinion that the Notes are legal, valid and binding obligations of Associates or ACONA, as the case may be.

           Insofar as my opinion relates to the validity, binding effect or enforceability of any agreement or obligation of either of the Companies, it is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, regardless of whether such is considered in a proceeding in equity or at law.

           I consent to the use of this opinion in the Registration Statement and to the reference to my name in the prospectus constituting a part of such Registration Statement under the heading "Legal Matters". In giving such consent, I do not thereby admit that I come within the category of persons whose consent is required under Section 7 of the Securities Act, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                               Very truly yours,


                                               /s/ Michael J. Forde

                                   Appendix I

                      ASSOCIATES FIRST CAPITAL CORPORATION


                    7 3/8% Senior Notes due August 15, 2001
                     6.00% Senior Notes due August 15, 2002
          5.75% Medium Term Series D Senior Notes due January 23, 2006


                     ASSOCIATES CORPORATION OF NORTH AMERICA

                                                            6 7/8% Senior Notes due August 1, 2003
                                                            5 3/4% Senior Notes due October 15, 2003
                                                            5.75% Senior Notes due November 1, 2003
6 5/8% Senior Notes due May 15, 2001                        5.50% Senior Notes due February 15, 2004
5 7/8% Senior Notes due May 16, 2001                        5.80% Senior Notes due April 20, 2004
6.70% Senior Notes due May 29, 2001                         Floating Rate Senior Notes due June 15, 2004
Floating Rate Senior Notes due June 14, 2001                6.10% Senior Notes due January 15, 2005
Exchangeable Floating Rate Senior Notes due June 26, 2001   7 3/4% Senior Notes due February 15, 2005
6 3/4% Senior Notes due July 15, 2001                       6.20% Senior Notes due May 16, 2005
6 3/4% Senior Notes due August 1, 2001                      6 5/8% Senior Notes due June 15, 2005
7 7/8% Senior Notes due September 30, 2001                  6.00% Senior Notes due July 15, 2005
Floating Rate Senior Notes due October 5, 2001              6 3/8% Senior Notes due November 15, 2005
6.45% Senior Notes due October 15, 2001                     6.25% Senior Notes due November 1, 2008
5.50% Senior Notes due February 15, 2002                    6.95% Senior Notes due November 1, 2018
Floating Rate Senior Notes due February 22, 2002            6 7/8% Senior Notes due November 15, 2008
7 1/2% Senior Notes due April 15, 2002                      6 7/8% Subordinated Notes due November 15, 2008
Floating Rate Senior Notes due May 17, 2002                 7.00% Senior Notes due December 8, 2008
5 7/8% Senior Notes due July 15, 2002                       7.00% Senior Notes due February 10, 2009
6.50% Senior Notes due July 15, 2002                        8.55% Senior Debentures due July 15, 2009
6.375% Senior Notes due July 15, 2002                       8.15% Subordinated Debentures due August 1, 2009
6.50% Senior Notes due August 15, 2002                      7.95% Senior Debentures due February 15, 2010, Series A
6.50% Senior Notes due October 15, 2002                     7.95% Senior Debentures due February 15, 2010, Series B
6 3/8% Senior Notes due October 15, 2002                    Putable/Callable Senior Notes due August 27, 2011
6.00% Senior Notes due December 1, 2002                     5.96% Senior Notes due May 15, 2037
6.875% Senior Notes due February 1, 2003
6.00% Senior Notes due April 15, 2003
Floating Rate Senior Notes due May 8, 2003


                                             (continued on next page)

6.41% Medium Term Series H Senior Notes due April 9, 2001        6.65% Medium Term Series H Senior Notes due October 13, 2005
6.652% Medium Term Series H Senior Notes due April 18, 2001      8.95% Medium Term Series E Senior Notes due July 26, 2001
6.78% Medium Term Series H Senior Notes due April 23, 2001       8.72% Medium Term Series E Senior Notes due September 4, 2001
6.73% Medium Term Series H Senior Notes due April 24, 2001       8.07% Medium Term Series E Senior Notes due February 13, 2002
6.80% Medium Term Series H Senior Notes due May 3, 2001          8.10% Medium Term Series E Senior Notes due February 13, 2002
6.78% Medium Term Series H Senior Notes due July 31, 2001        6.875% Medium Term Series E Senior Notes due February 17, 2002
6.81% Medium Term Series H Senior Notes due August 3, 2001       8.15% Medium Term Series E Senior Notes due February 20, 2002
7.40% Medium Term Series H Senior Notes due May 3, 2002          8.24% Medium Term Series E Senior Notes due March 18, 2002
7.45% Medium Term Series H Senior Notes due May 9, 2002          8.45% Medium Term Series E Senior Notes due March 20, 2002
7.00% Medium Term Series H Senior Notes due May 15, 2002         8.48% Medium Term Series E Senior Notes due March 25, 2002
6.96% Medium Term Series H Senior Notes due May 23, 2002         8.40% Medium Term Series E Senior Notes due March 25, 2002
6.62% Medium Term Series H Senior Notes due June 19, 2002        8.40% Medium Term Series E Senior Notes due March 25, 2002
6.58% Medium Term Series H Senior Notes due June 28, 2002        7.02% Medium Term Series E Senior Notes due May 15, 2002
6.63% Medium Term Series H Senior Notes due July 10, 2002        7.53% Medium Term Series E Senior Notes due July 10, 2002
6.68% Medium Term Series H Senior Notes due July 11, 2002        7.50% Medium Term Series E Senior Notes due July 15,2002
6.93% Medium Term Series H Senior Notes due July 25, 2002        7.57% Medium Term Series E Senior Notes due July 22, 2002
6.94% Medium Term Series H Senior Notes due July 25, 2002        7.48% Medium Term Series E Senior Notes due July 27, 2002
6.90% Medium Term Series H Senior Notes due July 29, 2002        7.33% Medium Term Series E Senior Notes due July 31, 2002
6.95% Medium Term Series H Senior Notes due August 1, 2002       7.30% Medium Term Series E Senior Notes due August 6, 2002
6.93% Medium Term Series H Senior Notes due August 1, 2002       7.16% Medium Term Series E Senior Notes due August 14, 2002
6.86% Medium Term Series H Senior Notes due August 2, 2002       7.24% Medium Term Series E Senior Notes due September 9, 2002
6.87% Medium Term Series H Senior Notes due August 12, 2002      6.92% Medium Term Series E Senior Notes due September 17, 2002
7.05% Medium Term Series H Senior Notes due August 19, 2002      7.03% Medium Term Series E Senior Notes due September 25, 2002
6.71% Medium Term Series H Senior Notes due September 27, 200    7.61% Medium Term Series E Senior Notes due October 30, 2002
6.67% Medium Term Series H Senior Notes due September 30, 200    7.625% Medium Term Series E Senior Notes due October 30, 2002
6.73% Medium Term Series H Senior Notes due September 30, 200    7.60% Medium Term Series E Senior Notes due November 1, 2002
6.57% Medium Term Series H Senior Notes due October 4, 2002  2   7.70% Medium Term Series E Senior Notes due November 4, 2002
6.59% Medium Term Series H Senior Notes due October 7, 2002  2   7.68% Medium Term Series E Senior Notes due November 4, 2002
6.52% Medium Term Series H Senior Notes due October 11, 2002 2   7.63% Medium Term Series E Senior Notes due November 4, 2002
6.50% Medium Term Series H Senior Notes due October 15, 2002     7.72% Medium Term Series E Senior Notes due November 12, 2002
6.53% Medium Term Series H Senior Notes due October 16, 2002     7.70% Medium Term Series E Senior Notes due November 15, 2002
6.43% Medium Term Series H Senior Notes due October 18, 2002     7.75% Medium Term Series E Senior Notes due November 18, 2002
6.40% Medium Term Series H Senior Notes due October 20, 2002     7.70% Medium Term Series E Senior Notes due November 25, 2002
6.19% Medium Term Series H Senior Notes due December 19, 2002    7.65% Medium Term Series E Senior Notes due November 25, 2002
6.00% Medium Term Series H Senior Notes due January 9, 2003      7.63% Medium Term Series E Senior Notes due November 25, 2002
6.15% Medium Term Series H Senior Notes due January 13, 2003     7.71% Medium Term Series E Senior Notes due December 2, 2002
6.21% Medium Term Series H Senior Notes due January 17, 2003     7.67% Medium Term Series E Senior Notes due December 2, 2002
6.01% Medium Term Series H Senior Notes due February 7, 2003     7.61% Medium Term Series E Senior Notes due December 16, 2002
6.00% Medium Term Series H Senior Notes due February 10, 2003    7.60% Medium Term Series E Senior Notes due December 17, 2002
5.97% Medium Term Series H Senior Notes due February 17, 2003    7.56% Medium Term Series E Senior Notes due December 18, 2002
5.89% Medium Term Series H Senior Notes due February 20, 2003    7.65% Medium Term Series E Senior Notes due December 20, 2002
6.35% Medium Term Series H Senior Notes due February 28, 2003    7.65% Medium Term Series E Senior Notes due December 23, 2002
6.25% Medium Term Series H Senior Notes due March 7, 2003        7.65% Medium Term Series E Senior Notes due December 23, 2002
6.38% Medium Term Series H Senior Notes due March 11, 2003       7.62% Medium Term Series E Senior Notes due December 23, 2002
6.42% Medium Term Series H Senior Notes due March 12, 2003       7.61% Medium Term Series E Senior Notes due December 24, 2002
6.78% Medium Term Series H Senior Notes due March 18, 2003       7.50% Medium Term Series E Senior Notes due December 30, 2002
6.73% Medium Term Series H Senior Notes due March 27, 2003       7.32% Medium Term Series E Senior Notes due January 13, 2003
6.69% Medium Term Series H Senior Notes due April 1, 2003        6.44% Medium Term Series F Senior Notes, due April 25, 2003
6.82% Medium Term Series H Senior Notes due April 2, 2003        6.63% Medium Term Series F Senior Notes, due May 7, 2003
6.77% Medium Term Series H Senior Notes due April 10, 2003       6.675% Medium Term Series F Senior Notes, due May 26, 2003
7.09% Medium Term Series H Senior Notes due April 11, 2003       6.53% Medium Term Series F Senior Notes, due May 27, 2003
7.08% Medium Term Series H Senior Notes due April 15, 2003       6.49% Medium Term Series F Senior Notes, due June 27, 2003
7.00% Medium Term Series H Senior Notes due April 23, 2003       6.42% Medium Term Series F Senior Notes, due July 2, 2003
7.00% Medium Term Series H Senior Notes due May 5, 2003          6.39% Medium Term Series F Senior Notes, due July 14, 2003
7.00% Medium Term Series H Senior Notes due May 16, 2003         6.30% Medium Term Series F Senior Notes, due May 1, 2003
7.18% Medium Term Series H Senior Notes due June 4, 2003         6.37% Medium Term Series F Senior Notes, due July 27, 2005
6.50% Medium Term Series H Senior Notes due October 27, 2003     6.39% Medium Term Series F Senior Notes, due July 28, 2003
7.70% Medium Term Series H Senior Notes due April 11, 2005       6.43% Medium Term Series F Senior Notes, due July 29, 2003
7.625% Medium Term Series H Senior Notes due April 27, 2005      6.52% Medium Term Series F Senior Notes, due July 30, 2003
7.18% Medium Term Series H Senior Notes due May 25, 2005         6.33% Medium Term Series F Senior Notes, due August 18, 2003
6.70% Medium Term Series H Senior Notes due September 1, 2005    6.29% Medium Term Series F Senior Notes, due August 19, 2003
                                                                 6.30% Medium Term Series F Senior Notes, due August 24, 2005
                                                                 6.25% Medium Term Series F Senior Notes, due August 25, 2003
                                                                 6.22% Medium Term Series F Senior Notes, due August 26, 2003
                                                                 6.08% Medium Term Series F Senior Notes, due September 2, 2003
                                                                 5.78% Medium Term Series F Senior Notes, due September 15, 2003
                                                                 5.86% Medium Term Series F Senior Notes, due September 17, 2003
                                                                 6.08% Medium Term Series F Senior Notes, due September 29, 2003
                                                                 6.08% Medium Term Series F Senior Notes, due September 29, 2003


7.625% Medium Term Notes Series G due July 30, 2001           8.625% Medium Term Notes Series G due November 15, 2004
8.43% Medium Term Notes Series G due August 15, 2001          8.58% Medium Term Notes Series G due November 23, 2004
7.55% Medium Term Notes Series G due August 23, 2001          8.60% Medium Term Notes Series G due December 8, 2004
8.27% Medium Term Notes Series G due November 8, 2001         8.48% Medium Term Notes Series G due December 28, 2004
8.43% Medium Term Notes Series G due November 23, 2001        8.48% Medium Term Notes Series G due December 29, 2004
8.47% Medium Term Notes Series G due January 7, 2002          8.55% Medium Term Notes Series G due January 12, 2005
8.47% Medium Term Notes Series G due January 9, 2002          8.55% Medium Term Notes Series G due January 17, 2005
8.22% Medium Term Notes Series G due February 1, 2002         8.49% Medium Term Notes Series G due January 31, 2005
7.70% Medium Term Notes Series G due March 1, 2002            8.17% Medium Term Notes Series G due February 10, 2005
7.75% Medium Term Notes Series G due March 1, 2002            8.18% Medium Term Notes Series G due February 15, 2005
7.62% Medium Term Notes Series G due March 27, 2002           7.97% Medium Term Notes Series G due March 1, 2005
7.62% Medium Term Notes Series G due March 29, 2002           7.70% Medium Term Notes Series G due April 1, 2005
6.42% Medium Term Notes Series G due January 12, 2004         7.64% Medium Term Notes Series G due October 3, 2005
6.40% Medium Term Notes Series G due January 12, 2004         6.71% Medium Term Series H Senior Notes due October 17, 2005
6.32% Medium Term Notes Series G due January 13, 2004         6.54% Medium Term Series H Senior Notes due October 24, 2005
6.44% Medium Term Notes Series G due January 15, 2004         6.57% Medium Term Series H Senior Notes due October 24, 2005
6.20% Medium Term Notes Series G due January 26, 2004         6.58% Medium Term Series H Senior Notes due October 24, 2005
6.39% Medium Term Notes Series G due February 17, 2004        6.56% Medium Term Series H Senior Notes due November 14, 2005
6.41% Medium Term Notes Series G due February 17, 2004        7.38% Medium Term Series H Senior Notes due December 15, 2005
6.52% Medium Term Notes Series G due March 1, 2004            6.30% Medium Term Series H Senior Notes due January 10, 2006
7.00% Medium Term Notes Series G due March 25, 2004           6.20% Medium Term Series H Senior Notes due February 6, 2006
7.08% Medium Term Notes Series G due April 1, 2004            6.26% Medium Term Series H Senior Notes due February 15, 2006
7.29% Medium Term Notes Series G due April 7, 2004            6.55% Medium Term Series H Senior Notes due February 28, 2006
7.50% Medium Term Notes Series G due April 9, 2004            6.52% Medium Term Series H Senior Notes due March 6, 2006
7.58% Medium Term Notes Series G due April 12, 2004           7.19% Medium Term Series H Senior Notes due April 12, 2006
7.54% Medium Term Notes Series G due April 14, 2004           7.28% Medium Term Series H Senior Notes due May 8, 2006
7.53% Medium Term Notes Series G due April 29, 2004           7.25% Medium Term Series H Senior Notes due May 8, 2006
7.53% Medium Term Notes Series G due May 5, 2004              7.50% Medium Term Series H Senior Notes due May 10, 2006
7.94% Medium Term Notes Series G due May 17, 2004             7.44% Medium Term Series H Senior Notes due May 12, 2006
7.88% Medium Term Notes Series G due May 18, 2004             7.38% Medium Term Series H Senior Notes due May 15, 2006
7.64% Medium Term Notes Series G due May 26, 2004             7.40% Medium Term Series H Senior Notes due May 15, 2006
7.78% Medium Term Notes Series G due May 28, 2004             7.35% Medium Term Series H Senior Notes due May 15, 2006
7.78% Medium Term Notes Series G due June 1, 2004             7.24% Medium Term Series H Senior Notes due May 17, 2006
7.55% Medium Term Notes Series G due June 1, 2004             7.23% Medium Term Series H Senior Notes due May 17, 2006
7.625% Medium Term Notes Series G due June 1, 2004            7.25% Medium Term Series H Senior Notes due May 22, 2006
7.88% Medium Term Notes Series G due June 2, 2004             7.23% Medium Term Series H Senior Notes due May 22, 2006
7.70% Medium Term Notes Series G due June 10, 2004            6.20% Medium Term Series H Senior Notes due January 29, 2007
7.60% Medium Term Notes Series G due June 15, 2004            6.84% Medium Term Series I Senior Notes due July 3, 2001
7.68% Medium Term Notes Series G due June 22, 2004            7.11% Medium Term Series I Senior Notes due July 16, 2001
7.72% Medium Term Notes Series G due June 23, 2004            7.00% Medium Term Series I Senior Notes due July 23, 2001
7.81% Medium Term Notes Series G due July 1, 2004             7.00% Medium Term Series I Senior Notes due July 30, 2001
7.95% Medium Term Notes Series G due July 13, 2004            7.04% Medium Term Series I Senior Notes due July 30, 2001
7.92% Medium Term Notes Series G due July 13, 2004            6.95% Medium Term Series I Senior Notes due September 4, 2001
7.88% Medium Term Notes Series G due July 14, 2004            6.68% Medium Term Series I Senior Notes due October 11, 2001
7.97% Medium Term Notes Series G due July 20, 2004            6.73% Medium Term Series I Senior Notes due October 22, 2001
7.71% Medium Term Notes Series G due August 24, 2004          7.24% Medium Term Series I Senior Notes due May 1, 2002
7.80% Medium Term Notes Series G due September 15, 2004       6.97% Medium Term Series I Senior Notes due May 9, 2002
7.97% Medium Term Notes Series G due September 20, 2004       6.875% Medium Term Series I Senior Notes due May 15, 2002
8.25% Medium Term Notes Series G due October 15, 2004         6.74% Medium Term Series I Senior Notes due October 10, 2002
8.22% Medium Term Notes Series G due October 18, 2004         7.26% Medium Term Series I Senior Notes due April 19, 2004
8.26% Medium Term Notes Series G due October 20, 2004         7.45% Medium Term Series I Senior Notes due June 28, 2006
8.44% Medium Term Notes Series G due October 27, 2004         7.55% Medium Term Series I Senior Notes due July 17, 2006
8.50% Medium Term Notes Series G due November 1, 2004         7.37% Medium Term Series I Senior Notes due August 1, 2006
                                                              7.24% Medium Term Series I Senior Notes due August 15, 2006
                                                              Floating Rate Medium Term Series J Senior Notes due September 17, 2001